UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ¨

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), on April 7, 2021, OppFi issued a press release announcing the planned launch of OppFi Card, a new mobile-first credit card. A copy of the press release and the associated social media posts made on April 7, 2021 are being filed herewith as soliciting material.

Press Release

OppFi.com

OppFi Teams Up with Mastercard, First Electronic Bank and Deserve to Introduce OppFi Card

OppFi Card is designed to expand credit access and bridge the gap for the millions of everyday consumers who are locked out of the traditional financial ecosystem

CHICAGO, April 7, 2021— Opportunity Financial, LLC (“OppFi”), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, announced today it is working with Mastercard, First Electronic Bank and Deserve to launch OppFi Card, a new mobile-first credit card designed to expand credit to millions of consumers who are locked out of mainstream financial products. OppFi Card will be powered by First Electronic Bank and Deserve and will feature Mastercard as the exclusive card network.

“OppFi’s mission is to expand financial access to millions of everyday consumers who are locked out of traditional financial products, of which about 60 million U.S. adults lack access to credit of choice. OppFi Card is the next product phase to fulfill this need,” said Jared Kaplan, chief executive officer, OppFi. “OppFi Card can bridge the gap and help graduate consumers closer to mainstream credit options with simple, revolving credit that can improve their financial health.”

OppFi Card will be issued by First Electronic Bank, Member FDIC, and will serve to help graduate current OppFi customers to mainstream credit options. Upon approval, cardholders will be instantly able to access their OppFi Card by directly adding it to their mobile wallets from the OppFi mobile app. This will allow cardholders to access their card information almost immediately to begin making purchases online, in-app, and at the point of sale. Cardholders can also receive a physical card that supports all payment types, including EMV chip and contactless payments.

“We look forward to working closely with OppFi to deliver best-in-class payments experiences to cardholders looking for meaningful solutions to build their access to the digital economy,” said Sherri Haymond, executive vice president, Digital Partnerships at Mastercard.

“Through our partnership with OppFi, First Electronic Bank is committed to building innovative and dynamic financial products for underserved and emerging communities. OppFi Card is the critical next step in this mission to expand new credit products and build expanded financial access for customers,” said Derek Higginbotham, chief executive officer and president, First Electronic Bank.

“There is complete mission-alignment between Deserve and OppFi Card. Together, we are able to provide the mobile-first technology that is designed to expand credit access and create a better and more streamlined experience for the customer,” said Kalpesh Kapadia, chief executive officer and co-founder, Deserve.

OppFi plans to launch OppFi Card in the second half of 2021. To learn more or to sign up for the launch waitlist, please visit www.oppficard.com.

Earlier this year, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

###

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company is an Inc. 5000 company for five straight years, a Deloitte’s Technology Fast 500™, and the eighth fastest-growing Chicagoland company by Crain’s Chicago Business. The company was also named on Forbes America 2021 list of America’s Best Startup Employers and Built In’s 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.9/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About First Electronic Bank

First Electronic Bank is an FDIC-insured, state-chartered industrial bank headquartered in Salt Lake City, Utah, Member FDIC. First Electronic Bank believes in building a financial services industry that is inclusive and effective for the diverse range of consumers, businesses, and partners that rely on it. Learn more at www.firstelectronicbank.com.

About Deserve

Through a digital-first, mobile-centric, highly configurable credit card solution, Deserve is powering the future of fintech. Using machine learning and alternative data, Deserve partners with universities, associations, financial institutions, fintechs, and modern consumer brands to develop, rapidly deploy and power white label and co-branded credit card programs for any audience. Deserve is a venture-backed fintech company whose investors include Goldman Sachs, Sallie Mae, Accel, Pelion Venture Partners, Aspect Ventures, and Mission Holdings. For more information, please visit http://www.deserve.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Media Inquiries:

media@oppfi.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and is available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This information shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This information shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on April 7, 2021:

LinkedIn: Extremely proud to announce that we plan to launch OppFi Card in the second half of this year, working with @ Mastercard, @ First Electronic Bank, and @ Deserve.

This new credit card product is designed to fulfill the OppFi mission of expanding #CreditAccess and serve as a way of graduating OppFi customers to mainstream credit options. #FinancialInclusion #OppFiCard #CreditCard

https://www.prnewswire.com/news-releases/oppfi-teams-up-with-mastercard-first-electronic-bank-and-deserve-to-introduce-oppfi-card-301263758.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on April 7, 2021:

Twitter: Excited to announce OppFi Card, our new credit card product focused on building #FinancialInclusion. $FGNA

https://oppl.co/3s0aMXY

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by Elizabeth Simer, General Manager of OppFi’s OppFi Card product, through her LinkedIn page on April 7, 2021:

LinkedIn: I’m thrilled to be working with @ Mastercard, @ First Electronic Bank, and @ Deserve on the launch of OppFi Card. OppFi Card is a new mobile-first credit card designed to expand #CreditAccess to the millions of consumers locked out of mainstream financial products. #OppFiCard #CreditCard

https://www.prnewswire.com/news-releases/oppfi-teams-up-with-mastercard-first-electronic-bank-and-deserve-to-introduce-oppfi-card-301263758.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on April 7, 2021:

LinkedIn: We are working with @ Mastercard, @ First Electronic Bank, and @ Deserve on the launch of OppFi Card. OppFi Card is a new credit card designed to build a bridge to mainstream credit options for our customers, expanding #CreditAccess for the everyday consumer. #OppFiCard #CreditCard

https://www.prnewswire.com/news-releases/oppfi-teams-up-with-mastercard-first-electronic-bank-and-deserve-to-introduce-oppfi-card-301263758.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on April 7, 2021:

Twitter: We plan to launch OppFi Card later this year. #OppFiCard #CreditCard

https://oppl.co/3s0aMXY

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by OppLoans Leadership & Communications on their respective LinkedIn pages on April 7, 2021:

LinkedIn: Excited to announce that we plan to launch OppFi Card later this year. In pursuit of our mission of expanding #CreditAccess to millions of everyday consumers, this new credit card is designed to serve as a way to graduate OppFi customers to mainstream credit opportunities. #OppFiCard #CreditCard

https://www.prnewswire.com/news-releases/oppfi-teams-up-with-mastercard-first-electronic-bank-and-deserve-to-introduce-oppfi-card-301263758.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The text of the article linked in the social media posts is follows:

OppFi Teams Up with Mastercard, First Electronic Bank and Deserve to Introduce OppFi Card

OppFi Card is designed to expand credit access and bridge the gap for the millions of everyday consumers who are locked out of the traditional financial ecosystem

CHICAGO, April 7, 2021— Opportunity Financial, LLC (“OppFi”), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, announced today it is working with Mastercard, First Electronic Bank and Deserve to launch OppFi Card, a new mobile-first credit card designed to expand credit to millions of consumers who are locked out of mainstream financial products. OppFi Card will be powered by First Electronic Bank and Deserve and will feature Mastercard as the exclusive card network.

“OppFi’s mission is to expand financial access to millions of everyday consumers who are locked out of traditional financial products, of which about 60 million U.S. adults lack access to credit of choice. OppFi Card is the next product phase to fulfill this need,” said Jared Kaplan, chief executive officer, OppFi. “OppFi Card can bridge the gap and help graduate consumers closer to mainstream credit options with simple, revolving credit that can improve their financial health.”

OppFi Card will be issued by First Electronic Bank, Member FDIC, and will serve to help graduate current OppFi customers to mainstream credit options. Upon approval, cardholders will be instantly able to access their OppFi Card by directly adding it to their mobile wallets from the OppFi mobile app. This will allow cardholders to access their card information almost immediately to begin making purchases online, in-app, and at the point of sale. Cardholders can also receive a physical card that supports all payment types, including EMV chip and contactless payments.

“We look forward to working closely with OppFi to deliver best-in-class payments experiences to cardholders looking for meaningful solutions to build their access to the digital economy,” said Sherri Haymond, executive vice president, Digital Partnerships at Mastercard.

“Through our partnership with OppFi, First Electronic Bank is committed to building innovative and dynamic financial products for underserved and emerging communities. OppFi Card is the critical next step in this mission to expand new credit products and build expanded financial access for customers,” said Derek Higginbotham, chief executive officer and president, First Electronic Bank.

“There is complete mission-alignment between Deserve and OppFi Card. Together, we are able to provide the mobile-first technology that is designed to expand credit access and create a better and more streamlined experience for the customer,” said Kalpesh Kapadia, chief executive officer and co-founder, Deserve.

OppFi plans to launch OppFi Card in the second half of 2021. To learn more or to sign up for the launch waitlist, please visit www.oppficard.com.

Earlier this year, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

###

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company is an Inc. 5000 company for five straight years, a Deloitte’s Technology Fast 500™, and the eighth fastest-growing Chicagoland company by Crain’s Chicago Business. The company was also named on Forbes America 2021 list of America’s Best Startup Employers and Built In’s 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.9/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About First Electronic Bank

First Electronic Bank is an FDIC-insured, state-chartered industrial bank headquartered in Salt Lake City, Utah, Member FDIC. First Electronic Bank believes in building a financial services industry that is inclusive and effective for the diverse range of consumers, businesses, and partners that rely on it. Learn more at www.firstelectronicbank.com.

About Deserve

Through a digital-first, mobile-centric, highly configurable credit card solution, Deserve is powering the future of fintech. Using machine learning and alternative data, Deserve partners with universities, associations, financial institutions, fintechs, and modern consumer brands to develop, rapidly deploy and power white label and co-branded credit card programs for any audience. Deserve is a venture-backed fintech company whose investors include Goldman Sachs, Sallie Mae, Accel, Pelion Venture Partners, Aspect Ventures, and Mission Holdings. For more information, please visit http://www.deserve.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Media Inquiries:

media@oppfi.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and is available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This information shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This information shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.